                                                                   EXHIBIT 10.d.



                         SECURITY PACIFIC CORPORATION

                       STOCK-BASED INCENTIVE AWARD PLAN

                                  AS AMENDED





                                                     Last Amended August 7, 1995

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Board of Directors                                                April 27, 1992
BankAmerica Corporation


         RESOLUTION RE AMENDMENT OF STOCK AND STOCK-BASED AWARD PLANS
                       IN CONNECTION WITH THE MERGER OF
           BANKAMERICA CORPORATION AND SECURITY PACIFIC CORPORATION
           --------------------------------------------------------


          The Board of Directors of BankAmerica Corporation ("BAC") authorizes and determines:

     1. As of April 22, 1992, the effective date of the merger of Security Pacific Corporation ("SPC") into BAC (the "Merger"), SPC sponsored the following plans (the "SPC Stock Plans") pursuant to which awards of stock and stock-based incentives have been made:

     Security Pacific Corporation Stock-Based Incentive Award Plan Security Pacific Corporation Stock Option Plan
     Management Incentive Stock Plan of Rainier Bancorporation
     Security Pacific Corporation Performance Incentive Plan

     2. Grants and awards have been made and are outstanding under the SPC Stock Plans. BAC assumes the obligations of, and shall be successor to, SPC under the SPC Stock Plans.

     3.   The SPC Stock Plans are amended as follows, effective April 22, 1992:

          a. Except as provided in (b), below, and unless the context clearly indicates otherwise, references to SPC shall become references to BAC and references to Security Pacific National Bank shall become references to Bank of America NT&SA.

          b.   The names of the SPC Stock Plans shall remain unchanged.

          c. Unless the context clearly indicates otherwise, all references to SPC Common Stock, par value $10.00, shall become references to BAC Common Stock, par value $1.5625.

          d. Only employees of SPC prior to the Merger are eligible to participate in the SPC Stock Plans.

          e. All references to the Executive Officers Compensation and Development Committee of the Board of Directors of SPC and to the "Committee" in the Rainier Bancorporation Management Incentive Stock Plan shall become references to the Executive Personnel and Compensation Committee of the Board of Directors of BAC, which is and shall be composed solely of disinterested directors.

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     4.   BAC's Personnel Relations Officer is further authorized and directed to take such action as she deems necessary and appropriate to implement the provisions of the foregoing resolution.




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                         SECURITY PACIFIC CORPORATION

                       STOCK-BASED INCENTIVE AWARD PLAN

I.  DEFINITIONS.

          1.1  Definitions.

          (a)  "Act" shall mean the Securities Exchange Act of 1934.

          (b) "Award" shall mean an Option, which may be designated as a Nonqualified or Incentive Stock Option, a Stock Appreciation Right, a Restricted Stock Award or a Performance Share Award, in each case granted under this Plan.

          (c) "Award Agreement" shall mean a written agreement setting forth the terms of an Award.

          (d) "Award Date" shall mean the date upon which the Grantor took the action granting an Award or such later date as is prescribed by the Grantor.

          (e) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

          (f) "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of the Participant's death.

          (g) "Board of Directors" shall mean the Board of Directors of the Corporation, a majority of whom shall be Disinterested when taking action with respect to this Plan.

          (h) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (i) "Committee" shall mean the Executive Officers Compensation and Development Committee of the Board of Directors as from time to time constituted and any successor committee of the Board of Directors with similar functions and shall consist of three or more members each of whom shall be Disinterested.

          (j) "Common Stock" shall mean the Common Stock of the Corporation ($10.00 par value), subject to adjustment pursuant to Section 7.2.

          (k) "Company" shall mean, collectively, the Corporation and its Subsidiaries.

          (l) "Corporation" shall mean Security Pacific Corporation and its successors.

          (m) "Disinterested" shall mean disinterested within the meaning of applicable regulatory requirements, including those promulgated under Section 16 of the Act.

          (n) "Eligible Employee" shall mean an officer or key employee of the Company.

          (o)  "Event" shall mean any of the following:

               (i) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

               (ii) Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former stockholders of the Corporation (excluding from the term "former stockholders" a stockholder who is, or as a result of the transaction in question becomes, an "affiliate", as that term is

                                       1
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          used in the Act and the Rules promulgated thereunder, of any party to such merger, consolidation or reorganization):

               (iii) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary; or

               (iv) A Change in Control, as from time to time defined in the Corporation's By-Laws.

          (p) "Fair Market Value" shall mean the closing price of the Common Stock on the New York Stock Exchange as reported on the Composite Tape and published in the Western Edition of The Wall Street Journal, or, if there is no trading of the Common Stock on the date in question, then the closing price of the Common Stock, as so reported and published, on the next preceding date on which there was trading in the Common Stock.

          (q) "Grantor" shall mean the Board of Directors and the Committee, each in its capacity as grantor of Awards.

          (r) "Incentive Stock Option" shall mean an incentive stock option within the meaning of Section 422A of the Code, the award of which contains such provisions as are necessary to comply with that section.

          (s) "Nonqualified Stock Option" shall mean an option granted pursuant to this Plan which does not qualify as an Incentive Stock Option.

          (t) "Option" shall mean an option to purchase Common Stock under this Plan. An option shall be designated by the Grantor as a Nonqualified Stock Option or an Incentive Stock Option.

          (u) "Participant" shall mean an Eligible Employee who has been awarded an Award.

          (v) "Performance Share Award" shall mean an award of shares of Common Stock issuance of which is contingent upon attainment of performance objectives specified by the Grantor.

          (w) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the right to receive the benefits specified in this Plan.

          (x) "Plan" means this Security Pacific Corporation Stock-Based Incentive Award Plan.

          (y) "Restricted Stock" shall mean those shares of Common Stock issued pursuant to a Restricted Stock Award which are not free of the restrictions set forth in the related Award Agreement.

          (z) "Restricted Stock Award" shall mean an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

          (aa) "Retirement" shall mean retirement of an individual as an employee of the Company at any time described in Sections 4.1 and 4.3 of the Security Pacific Trusteed Retirement Income Plan or in any successor Section or plan, in each case, as from time to time in effect.

          (bb) "Stock Appreciation Right" shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, determined as provided in Section 4.3(a).

          (cc) "Subsidiary" shall mean any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

          (dd) "Total Disability" shall mean total disability as defined in
Article I of the Security Pacific Trusteed Retirement Income Plan or in any successor provision or plan, as from time to time in effect.

                                       2
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II.  THE PLAN.

          2.1  Purpose.

          The purpose of this Plan is to promote the success of the Company by providing an additional means to attract and retain key personnel through added long term incentive for high levels of performance and for significant efforts to improve the financial performance of the Company by granting Awards.

          2.2  Administration.

          This Plan shall be administered by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or the written consent of all of its members. In the event action by the Committee is taken by written consent of all of its members, the action by the Committee shall be deemed to have been taken at the time specified in the consent or. if none is specified, at the time of the last signature. The Committee may delegate administrative functions to individuals who are officers or employees of the Company.

          Subject to the express provisions of this Plan, the Committee shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The determinations of the Committee on the foregoing matters shall be conclusive.

          Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board of Directors or the Committee relating to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board of Directors or Committee, or officer of the Corporation or Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board of Directors and the Committee may act in their absolute discretion in matters related to this Plan.

          2.3  Participation.

          Awards may be granted only to Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Grantor shall so determine. Members of the Board of Directors who are not officers or employees of the Company and members of the Committee shall not be eligible to receive Awards.

          2.4  Stock Subject to this Plan.

          Subject to Section 7.2, the stock to be offered under this Plan shall be treasury shares or shares of the Corporation's authorized but unissued Common Stock. The aggregate amount of Common Stock that may be issued or transferred pursuant to Awards granted under this Plan shall not exceed 4,500,000 shares, subject to adjustment as set forth in Section 7.2. If any Option and any related Stock Appreciation Right shall lapse or terminate without having been exercised in full, or any Common Stock subject to a Restricted Stock Award shall not vest or any Common Stock subject to a Performance Share Award shall not have been transferred, the unpurchased, unvested or untransferred shares subject thereto shall again be available for purposes of this Plan. No more than 10% of the aggregate amount of Common Stock available under this Plan may be granted as Restricted Stock Awards.

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          2.5  Grants of Awards.

          Either the Board of Directors or the Committee may grant Awards in accordance with the provisions of this Plan. A majority of the members of the Board of Directors acting hereunder shall be Disinterested. The grant of an Award is made on the Award Date.


III. OPTIONS.

          3.1  Grants.

          One or more Options may be granted to any Eligible Employee. Each Option so granted shall be designated by the Grantor as either a Nonqualified Stock Option or Incentive Stock Option.

          3.2  Option Price.

          The purchase price per share of the Common Stock covered by each Option shall be determined by the Grantor but shall not be less than the Fair Market Value of such Common Stock on the Award Date. The purchase price of any shares purchased shall be paid in full at the time of each purchase in cash, or, provided that the Grantor permits such exercise, in shares of Common Stock which shall be valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, or in such other form or such other manner as the Board of Directors may determine.

          3.3  Option Period.

          Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Grantor, but not later than ten years and one day after the Award Date, and shall be subject to earlier termination as hereinafter provided.

          3.4  Exercise of Options.

          Except as otherwise provided in Section 7.4 and subject to Section 7.5, an Option may become exercisable, in whole or in part, subsequent to the date or dates specified in the Award Agreement and until the expiration or earlier termination of the Participant's Option. The Grantor may, at any time after grant of the Option and from time to time, increase the number of shares purchasable at any time so long as the total number of shares subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not fewer than 10 shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the Option.

          3.5  Limitations on Grant of Incentive Stock Options.

          (a) The aggregate Fair Market Value (determined as of the Award Date) of the Common Stock for which Incentive Stock Options may be first exercisable by any Participant during any calendar year under this Plan, together with that of common stock subject to incentive stock options first exercisable (other than as a result of acceleration pursuant to Section 7.4) by such Participant under any other plan of the Corporation or any Subsidiary, shall not exceed $100,000.

          (b) There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422A of the Code.

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IV.  STOCK APPRECIATION RIGHTS.

          4.1  Grants.

          In its discretion, the Grantor may grant Stock Appreciation Rights concurrently with the grant of Options. A Stock Appreciation Right shall extend to all or a portion of the shares covered by the related Option. If a Stock Appreciation Right extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less than the remaining number of shares subject to such Stock Appreciation Right. A Stock Appreciation Right shall entitle the Participant who holds the related Option, upon exercise of the Stock Appreciation Right and surrender of the related Option, or portion thereof, to the extent the Stock Appreciation Right and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 4.3. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422A of the Code and the regulations promulgated thereunder.

          4.2  Exercise of Stock Appreciation Rights.

          (a) A Stock Appreciation Right shall be exercisable only at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the exercise price of the related Option.

          (b) Notwithstanding any other provision of this Plan, the Committee may impose, by rule and in Award Agreements, such conditions upon a Stock Appreciation Right and the related Option and upon their exercises (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Securities and Exchange Commission pursuant to the Act.

          (c) In the event that a Stock Appreciation Right is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of Common Stock that may be issued or transferred pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and related Option shall be reduced by such number of shares.

          4.3  Payment.

          (a) Upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of the related Option, the Participant shall be entitled to receive payment of an amount determined by multiplying

               (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

               (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

          (b) The Committee or the Board of Directors, in its sole discretion, may settle the amount determined under paragraph (a) above solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash provided that the Committee or the Board of Directors shall have determined that such exercise and payment are consistent with applicable law. In any event, cash shall be paid in lieu of fractional shares. Absent a determination to the contrary, all Stock Appreciation Rights shall be settled in cash as soon as practicable after exercise.

          (c) The maximum amount per share which shall be payable upon exercise of a Stock Appreciation Right shall be 200% of the exercise price of the related Option.

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V.  RESTRICTED STOCK AWARDS.

          5.1  Grants.

          Subject to Section 2.4, the Grantor may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such shares by the Participant and the restrictions imposed on such shares, which restrictions shall not terminate earlier than one year after the Award Date. Shares of Restricted Stock shall be evidenced by a stock certificate registered only in the name of the Participant, which stock certificate shall be held by the Corporation until the restrictions on such shares shall have lapsed and those shares shall have thereby vested.

          5.2  Restrictions.

               (a) Shares of Common Stock included in Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

               (b) Participants receiving Restricted Stock shall be entitled to dividend and voting rights for the shares issued even though they are not vested, provided that such rights shall terminate immediately as to any forfeited Restricted Stock.

               (c) In the event that the Participant shall have paid cash in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).


VI.  PERFORMANCE SHARE AWARDS.

          6.1  Grants.

          The Grantor may, in its discretion, grant Performance Share Awards to Eligible Employees based upon such factors as the Grantor shall determine. A Performance Share Award Agreement shall specify the number of shares of Common Stock subject to the Performance Share Award, the price, if any, to be paid for such shares by the Participant and the conditions upon which issuance to the Participant shall be based, which issuance shall not be earlier than one year after the Award Date.


VII. OTHER PROVISIONS.

          7.1  Rights of Eligible Employees, Participants and Beneficiaries.

               (a) Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

               (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon an Eligible Employee or Participant any right to continue in the employ of the Company or constitute any contract or agreement of employment, or interfere in any way with the right of the Company to reduce such person's compensation or to terminate the employment of such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant.

               (c) Amounts payable pursuant to an Award shall be paid only to the Participant or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Total Disability, to the Participant's Personal Representative or, if there is none, to the Participant. Other than by will or the

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laws of descent and distribution, no benefit payable under, or interest in, this
Plan or in any Award shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabilities, engagements or torts of any Eligible Employee, Participant or Beneficiary. The Committee shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentence and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of this Plan.

               (d) No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award granted hereunder. There shall be no funding of any benefits which may become payable hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company. Awards payable under this Plan shall be paid from the general assets of the Corporation, and no special or separate fund or deposit shall be established and no segregation of assets shall be made to assure payment of such Awards. Nothing in this Plan shall be deemed to give any Eligible Employee or Participant any right to participate in this Plan except in accordance herewith.

          7.2  Adjustments upon Changes in Capitalization.

          If the outstanding shares of Common Stock are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Corporation through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of shares that may be issued pursuant to Awards. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, paid in connection with Restricted Stock Awards shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Award not exercised, vested or issued but with a corresponding adjustment in the price for each share. Corresponding adjustments shall be made with respect to Stock Appreciation Rights based upon the adjustments made to the Options to which they are related.

          Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger, or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving Corporation, or upon a sale of substantially all the property of the Corporation to another corporation, this Plan shall terminate, and any outstanding Options, Stock Appreciation Rights and Performance Share Awards shall terminate and any Restricted Stock shall be forfeited, unless provision be made in connection with such transaction for the assumption of Awards theretofore granted, or the substitution for such Awards of new incentive awards covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices.

          In so adjusting Common Stock to reflect such changes, or in determining that no such adjustment is necessary, the Board of Directors may rely upon the advice of independent counsel and accountants of the Corporation, and the determination of the Board of Directors shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

          7.3  Termination of Employment.

               (a) Upon the date a Participant is no longer employed by the Company for any reason other than Retirement, death or Total Disability, (i) the Participant shall have one year from that date to exercise his or her Options to the extent they shall have become exercisable on that date and any Options not exercisable on that date shall terminate; (ii) shares of Common Stock subject to the Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have

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not become vested on that date; and (iii) shares of Common Stock subject to the
Participant's Performance Share Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date.

               (b) Upon the date a Participant is no longer employed by the Company as a result of Retirement, death or Total Disability, (i) the Participant, his or her Beneficiary, or Personal Representative, as the case may be, shall have three years from that date to exercise the Participant's Options to the extent they shall have become exercisable by that date and any Options not exercisable on that date shall terminate; (ii) shares of Common Stock subject to the Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date; and (iii) shares of Common Stock subject to the Participant's Performance Share Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date. In the event of termination of employment as a result of Retirement, death or Total Disability, the Grantor may, in its discretion, increase the portion of the Participant's Award available to the Participant, or his or her Beneficiary or Personal Representative, as the case may be, upon such terms as the Grantor shall determine.

               (c) Each Stock Appreciation Right shall have the same termination provisions and exercisability periods as the Option to which it relates. The exercisability period of a Stock Appreciation Right or of an Option shall not exceed that provided in Section 3.3 or in the related Award Agreement. Each Option and Stock Appreciation Right shall expire at the end of that exercisability period.

               (d) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 7.3 to be a termination of employment of each employee of that entity.

               (e)  Upon forfeiture of a Restricted Stock Award pursuant to this
Section 7.3, the Participant, or his or her Beneficiary or Personal Representative, as the case may be, shall transfer to the Corporation the portion of the Restricted Stock Award not vested at the date of termination of employment, without payment of any consideration by the Company for such transfer unless the Participant paid a purchase price in which case repayment, if any, of that price shall be governed by the Award Agreement. Notwithstanding any such transfer to the Corporation, or failure, refusal or neglect to transfer, by the Participant, or his or her Beneficiary or Personal Representative, as the case may be, such nonvested portion of any Restricted Stock Award shall be deemed transferred automatically to the Corporation on the date of termination of employment. The Participant's original acceptance of the Restricted Stock Award shall constitute his or her appointment of the Corporation and each of its authorized representatives as attorney(s)-in-fact to effect such transfer and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with such transfer.

          7.4  Acceleration of Awards.

          Unless, prior to an Event, the Board of Directors determines that, upon its occurrence, there shall be no acceleration of Awards or determines those Awards which shall be accelerated and the extent to which they shall be accelerated, (i) each Option and each related Stock Appreciation Right shall become immediately exercisable to the full extent theretofore not exercisable,
(ii) Restricted Stock shall immediately vest free of restrictions and (iii) the number of shares covered by each Performance Share Award shall be issued to the Participant; provided, however, that Awards shall not, in any event, be so accelerated to a date less than one year after the Award Date. Acceleration of Awards shall comply with applicable regulatory requirements, including, without limitation, Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Act and Section 422A of the Code. For purposes of this Section
7.4 only, Board of Directors shall mean the Board of Directors as constituted immediately prior to the Event.

          7.5  Continuation of Employment.

          Each person to whom an Award is granted must agree that he or she will, at the request of the Company, remain in the continuous employment of the Company for a period of not less than one year

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following the Award Date.  No Option or Stock Appreciation Right shall be exercisable, no Restricted Stock shall vest and no Performance Share Award shall be paid unless the Participant has remained in the continuous employment of the Company for at least one year from the Award Date.

          7.6  Government Regulations.

          This Plan, the granting of Awards under this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable Federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Securities and Exchange Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no shares shall be issued by the Corporation, nor cash payments made by the Corporation, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Corporation, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances satisfactory to counsel to the Corporation in respect of such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.

          7.7  Tax Withholding.

          The Company shall have the right to deduct from any payment hereunder any amounts that Federal, state, local or foreign tax law requires to be withheld with respect to such payment but, in the alternative, the Participant may, prior to the payment of any Award, pay such amounts to the Company in cash or in shares of Common Stock (which shall be valued at their Fair Market Value on the date of payment). There is no obligation under this Plan that any Participant be advised of the existence of the tax or the amount required to be withheld. Without limiting the generality of the foregoing, in any case where it determines that a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Company may, pursuant to such rules as the Committee may establish, reduce the number of such shares so issued or transferred by such number of shares as the Company may deem appropriate in its sole discretion to accomplish such withholding.

          Notwithstanding any other provision of this Plan, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Act.

          7.8  Amendment, Termination and Suspension.

               (a) The Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan (or any part thereof). In addition, the Committee may, from time to time, amend or modify any provision of this Plan except Sections 7.4 and 7.8(b). The Grantor, with the consent of the Participant, may make such modifications of the terms and conditions of such Participant's Award as it shall deem advisable. No Awards may be granted during any suspension of this Plan or after its termination. The amendment, suspension or termination of this Plan shall not, without the consent of the Participant, alter or impair any rights or obligations pertaining to any Awards granted under this Plan prior to such amendment, suspension or termination, including any right to acceleration under Section 7.4. The Grantor shall have the power and may, with the consent of the Participant, cancel any existing Awards and reissue Awards to the Participant, having a new and lower Fair Market Value, but otherwise bearing substantially similar terms to the cancelled Awards.

               (b) If an amendment would (i) materially increase the benefits accruing to Participants within the meaning of Rule 16b-3(a) under the Act or any successor thereto, (ii) increase the aggregate number of shares which may be issued under this Plan, or (iii) modify the requirements of eligibility for participation in this Plan, the amendment shall be approved by the Board of Directors and by the stockholders. For purposes of

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this Section 7.8(b) any cancellation and reissuance of Awards at a new or lower
Fair Market Value pursuant to Section 7.8(a) shall not constitute an amendment of this Plan.

          7.9  Privileges of Stock Ownership; Nondistributive Intent.

          A Participant shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him. Upon the issuance and transfer of shares to the Participant, unless a registration statement is in effect under the Securities Act of 1933, as amended, relating to such issued and transferred Common Stock and there is available for delivery a prospectus meeting the requirements of Section 10 of such Act, the Common Stock may be issued and transferred to the Participant only if he represents and warrants in writing to the Corporation that the shares are being acquired for investment and not with a view to the resale or distribution thereof. No shares shall be issued and transferred unless and until there shall have been full compliance with any then applicable regulatory requirements (including those of any exchanges upon which any Common Stock of the Corporation may be listed).

          7.10 Effective Date of this Plan.

          This Plan shall be effective upon its approval by the stockholders of the Corporation.

          7.11 Term of this Plan.

          Unless previously terminated by the Board of Directors or the Committee, this Plan shall terminate at the close of business on April 19, 1998, and no Awards shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted.

          7.12 Governing Law.

          This Plan and the documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.


          The following provision was added to the plan by the BAC Board of Directors on August 7, 1995. For purposes of this provision, "BankAmerica" means BankAmerica Corporation and "Company" means BankAmerica and its subsidiaries collectively.

          Notwithstanding any other provision in the Plan, the following shall apply in the event of a Change in Control, as defined below, in BankAmerica:

          Change in Control means that one of the following events has occurred:

                    (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of BankAmerica (the "Outstanding BankAmerica Common Stock") or (ii) the combined voting power of the then outstanding voting securities of BankAmerica entitled to vote generally in the election of directors (the "Outstanding BankAmerica Voting Securities"); provided, however, that for purposes of this subsection
(a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from BankAmerica (ii) any acquisition by BankAmerica,
(iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection
(iii) below.

                    (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual

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becoming a director subsequent to the date hereof whose election, or nomination for election by BankAmerica's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

                    (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of BankAmerica or any of its subsidiaries (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding BankAmerica Common Stock and Outstanding BankAmerica Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns BankAmerica or all or substantially all of BankAmerica's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding BankAmerica Common Stock and Outstanding BankAmerica Voting Securities, as the case may be, (provided, however, that, for the purposes of this clause (A), any shares of common stock or voting securities of such resulting corporation received by such beneficial owners in such Business Combination other than as the result of such beneficial owners' ownership of Outstanding BankAmerica Common Stock or Outstanding BankAmerica Voting Securities immediately prior to such Business Combination shall not be considered to be owned by such beneficial owners for the purposes of calculating their percentage of ownership of the outstanding common stock and voting power of the resulting corporation), (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respec tively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation unless such Person owned 20% or more of the Outstanding BankAmerica Common Stock or Outstanding BankAmerica Voting Securities immediately prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

                    (iv) Approval by the shareholders of BankAmerica of a complete liquidation or dissolution of BankAmerica.

          (a) All outstanding stock options and stock appreciation rights under the Plan shall be immediately exercisable in full if BankAmerica undergoes a Change in Control.

          (b) Except as provided in the following sentence and in (c) below, if applicable to the Plan, in the event an employee terminates employment with the Company following a Change in Control, his or her stock options and stock appreciation rights granted under the Plan shall remain exercisable for a period of three years following termination of employment, not to exceed the original term of the stock option or stock appreciation right. The preceding sentence shall not apply to an incentive stock option unless the option agreement gives the Plan committee discretion to permit the incentive stock option to remain exercisable following termination of the optionholder's employment, in which case the incentive stock option shall be exercisable for three months following termination of employment without further committee action.

          (c) Subsection (b) shall not apply to stock options and stock appreciation rights granted under the Plan to a person who, at the time of such termination of employment, is an officer or director of BankAmerica, as such terms are defined in Section 16 of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder.

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          (d)  The Company shall have the right to deduct from any settlement of any stock option or stock appreciation right an amount sufficient to cover withholding required by law for any federal, state or local taxes, of to take such other action as may be necessary to satisfy any such withholding obligation.

          The resolution adding the above provision provided that no modification, suspension, amendment or termination of the Plan may be made which would adversely affect the rights of any employee or former employee under the amendment with respect to any stock option or stock appreciation right granted under the Plan prior to the date of such modification, suspension, amendment or termination.

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